EXHIBIT 10.4

PHILLIPS-VAN HEUSEN CORPORATION

SCHEDULE OF NON-MANAGEMENT DIRECTORS’ FEES

EFFECTIVE JUNE 24, 2010

BOARD

Annual retainer	$45,000
Meeting fee	$2,000	If attended in person Plus expenses
	$1,000	If telephonic or director participates by phone
Equity Award – Restricted Stock Units	$125,000	This award is targeted to equal the number of restricted stock units with a value of approximately $125,000 as of the date of grant.
Presiding director fee	$20,000

AUDIT COMMITTEE

Fee to chair	$15,000
Meeting fee	$2,500	If attended in person Plus expenses
	$1,250	If telephonic or director participates by phone

COMPENSATION COMMITTEE

Fee to chair	$10,000
Meeting fee	$1,500	If attended in person Plus expenses
	$750	If telephonic or director participates by phone

NOMINATING & GOVERNANCE COMMITTEE

Fee to chair	$10,000
Meeting fee	$1,500	If attended in person Plus expenses
	$750	If telephonic or director participates by phone

CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

Fee to chair	$10,000
Meeting fee	$1,500	If attended in person Plus expenses
	$750	If telephonic or director participates by phone

The above fees are for non-management directors not designated by stockholders.  Any nominee of a stockholder pursuant to the terms of a stockholder agreement does not receive fees, if elected, unless the stockholder agreement provides otherwise.